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                                                                   EXHIBIT 21.01

                          CADENCE DESIGN SYSTEMS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

        The Registrant's subsidiaries and the state or country in which each is incorporated or organized, are as follows:

        Accent S.r.l.(1).......................................................      Italy
        Ambit Design Systems, Inc. ............................................      U.S.A.
        Ambit Design Systems Limited ..........................................      United Kingdom
        Cadence (Barbados) FSC Inc. ...........................................      Barbados
        Cadence China Ltd. ....................................................      Hong Kong
        Cadence Credit Corporation, Inc. ......................................      U.S.A.
        Cadence Design Systems (Canada) Limited ...............................      Canada
        Cadence Design Systems (India) Private Ltd. ...........................      India
        Cadence Design Systems (Ireland) Limited ..............................      Ireland
        Cadence Design Systems (Israel) Limited ...............................      Israel
        Cadence Design Systems (Japan) B.V. ...................................      Netherlands
        Cadence Design Systems (S) Pte Ltd. ...................................      Singapore
        Cadence Design Systems I B.V. .........................................      Netherlands
        Cadence Design Systems (Taiwan) B.V. ..................................      Netherlands
        Cadence Design Systems AB .............................................      Sweden
        Cadence Design Systems Asia Ltd. ......................................      Hong Kong
        Cadence Design Systems B.V. ...........................................      Netherlands
        Cadence Design Systems GmbH ...........................................      Germany
        Cadence Design Service Y.K.  ..........................................      Japan
        Cadence Design Systems, Ltd ...........................................      United Kingdom
        Cadence Design Systems S.A.S. .........................................      France
        Cadence Design Systems S.r.l. .........................................      Italy
        Cadence International Sales Corporation................................      U.S. Virgin Islands
        Cadence Korea Ltd. ....................................................      Korea
        Cadence Receivables Corporation .......................................      U.S.A.
        Cadence Receivables Consolidation Corporation .........................      U.S.A.
        Cadence Taiwan, Inc. ..................................................      Taiwan
        Castlewilder ..........................................................      Ireland
        Cooper & Chyan Technology GmbH.........................................      Germany
        Cooper & Chyan Technology, Inc. .......................................      U.S.A.
        Cooper & Chyan Technology, Ltd. .......................................      United Kingdom
        Detente Technology, Inc. ..............................................      U.S.A.
        Esperan Limited .......................................................      United Kingdom
        Esperan (US) Limited ..................................................      United Kingdom
        Innotech Company ......................................................      Japan
        Integrated Measurement Systems, Inc. ..................................      U.S.A.
        River Oaks Place Association ..........................................      U.S.A.
        Seeley Properties, Inc. ...............................................      U.S.A.
        Simon Software, Inc. ..................................................      U.S.A.
        Symbionics Group Limited ..............................................      United Kingdom
        Symbionics Limited ....................................................      United Kingdom
        Synthesia AB ..........................................................      Sweden


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
        Telos Venture Partners ................................................      U.S.A.
        Unicad, Inc. ..........................................................      U.S.A.
        UVW Ltd ...............................................................      United Kingdom
        3005353 Nova Scotia ...................................................      Nova Scotia
        Quickturn Design Systems, Inc..........................................      U.S.A.
        Quickturn Design Systems International, Inc. ..........................      U.S.A.
        Quickturn Design Systems Belgium S.A. .................................      Belgium
        Quickturn Design Systems Israel Ltd. ..................................      Israel
        Quickturn Design Systems (UK) Ltd. ....................................      United Kingdom
        Quickturn Design Systems S.A.R.L. .....................................      France
        Quickturn Design Systems GmbH .........................................      Germany
        Quickturn Design Systems, Asia, Inc. ..................................      U.S.A.
        Quickturn Design Systems KK............................................      Japan
        PiE S.A.R.L. ..........................................................      France
        Quickturn Design Systems FSC Limited...................................      Barbados
        Speedsim, Inc. ........................................................      U.S.A.
        Orcad, Inc. ...........................................................      U.S.A.
        Microsim Corporation ..................................................      U.S.A.
        Orcad Japan K.K. ......................................................      Japan
        Orcad UK Limited ......................................................      United Kingdom
        Orcad Foreign Sales Corporation .......................................      Guam
        Design Acceleration, Inc. .............................................      U.S.A.
        1Chip Silicon Systems, Inc.............................................      U.S.A.
        RO Seely Corporation ..................................................      U.S.A.
        Daffodil Acquisition, Inc. ............................................      U.S.A.
        Daffodil Acquisition II, Inc. .........................................      U.S.A.
        Daffodil Acquisition LLC ..............................................      U.S.A.
        Diablo Research Company LLC............................................      Canada
        Diablo Lighting, Inc. .................................................      U.S.A.
        Cadence Technology Limited.............................................      Ireland
        Cadence Design Technologies PTE Limited (2)............................      Singapore
        Arkos Design Systems, Inc. ............................................      U.S.A.
        Westport Technologies Company .........................................      Canada
        Spincircuit, Inc. .....................................................      U.S.A
        849 College Ave, Inc. .................................................      U.S.A.
        Carnation Acquisition, Inc. ...........................................      U.S.A.
        Tality Corporation ....................................................      U.S.A.
        Tality LP .............................................................      U.S.A.
        Tality Canada B.V. ....................................................      Netherlands
        Tality Canada Corporation .............................................      Canada
        Tality India Services Private .........................................      India
        Tality Holdings BV ....................................................      Netherlands
        Cadence Holdings Inc. .................................................      U.S.A.

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        (1)     Cadence has 49% ownership.

        (2) Cadence Design Systems (Ireland) Limited owns 19% of this entity.